ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses And Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Payables and Accruals [Abstract]
Deposits	¥ 266,870		¥ 309,832
Accrued expenses	467,032		313,041
Deferred tax liabilities	70,450		40,115
Others	62,057		57,550
Accrued expenses and other current liabilities	¥ 866,409	$ 118,696	¥ 720,538